NWM Momentum Fund (MOMOX) A series of PFS Funds

Supplement dated March 26, 2018 to the Prospectus dated July 28, 2017

     Effective April 1, 2018, NWM Fund Group, LLC, the investment adviser to the NWM Momentum Fund (the “Fund”) agreed to reduce the fee it receives under the Services Agreement to reflect a breakpoint structure.

     The last paragraph under the section “Management / Investment Adviser” in the Fund’s Prospectus at page 14 is hereby replaced in its entirety with the following:

The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser receives an investment management fee equal to 0.99% of the Fund's average daily net assets up to $200 million and 0.90% of the Fund's average daily net assets in excess of $200 million. For the fiscal year ended March 31, 2017, the Adviser received an investment management fee equal to 0.99% of the average daily net assets of the Fund. A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement between the Trust and the Adviser is available in the Fund's annual report to shareholders dated March 31, 2017. Under the Services Agreement the Adviser receives an additional fee of 0.50% of the Fund’s average daily net assets up to $50 million, and 0.25% of such assets in excess of $50 million and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of acquired funds, and extraordinary expenses. Prior to April 1, 2018, the Adviser received 0.50% on the average daily net assets of the Fund under the Services Agreement.

This Supplement, and the existing Prospectus dated July 28, 2017, provide relevant information for all shareholders and should be retained for future reference. The Prospectus dated July 28, 2017 has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-331-9609.

NWM Momentum Fund (MOMOX) A series of PFS Funds

Supplement dated March 26, 2018 to the Statement of Additional Information dated July 28, 2017

     Effective April 1, 2018, NWM Fund Group, LLC, the investment adviser to the NWM Momentum Fund (the “Fund”) agreed to reduce the fee it receives under the Services Agreement to reflect a breakpoint structure.

     The last paragraph under the section “The Investment Adviser” in the Fund’s Statement of Additional Information at page 12 is hereby replaced in its entirety with the following:

Under the Services Agreement, the Adviser assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR Fees, underlying fund fees and expenses, and extraordinary or non-recurring expenses. Under the Services Agreement, the Adviser receives an annual Services Agreement fee of 0.50% of the Fund’s average daily net assets up to $50 million, and 0.25% of such assets in excess of $50 million. Prior to April 1, 2018, the Adviser received 0.50% on the average daily net assets of the Fund. The Fund may also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the Act. During the fiscal year ended March 31, 2015, the Fund paid the Adviser $158,667 under the Services Agreement. During the fiscal year ended March 31, 2016, the Fund paid the Adviser $178,151 under the Services Agreement. During the fiscal year ended March 31, 2017, the Fund paid the Adviser $244,927 under the Services Agreement.

This Supplement, and the existing Statement of Additional Information dated July 28, 2017, provide relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information dated July 28, 2017 has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-331-9609.